UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): August 22, 2016

UVIC, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-203997	30-0796392
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

107 Atlantic Ave. Suite 201 Toronto, Ontario M6K1Y2
(Address of principal executive offices)

(416) 452-5254
(Registrant's telephone number, including area code)

2235 E. Flamingo Rd. #100G Las Vegas, NV 89119
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01 Entry Into a Material Definitive Agreement

Effective August 22, 2016 (the "Closing Date"), UVIC, Inc. (the "Company") entered into an Agreement for the Exchange of Stock (the "Agreement") with Zoompass, Inc., an Ontario, Canada corporation ("Zoompass").   Pursuant to the Agreement, the Company agreed to issue 8,050,784 shares of its restricted common stock to Zoompass's shareholders ("Zoompass Shareholders") in exchange for all the shares of Zoompass owned by the Zoompass Shareholders.  At the Closing Date, Robert Lee agreed to cancel 7,000,000 shares of the Company's common stock which he had acquired from Iuldashkhan Umurzakov, which shares constituted the control shares of the Company.  Other than Robert Lee, shareholders of the Company held 2,600,000 shares. As a result of the Agreement, Zoompass is now a wholly owned subsidiary of the Company.  The Company will amend its Articles of Incorporation to change its name to Zoompass Holdings, Inc. and file the appropriate forms with FINRA and the SEC to change its name, address, symbol and complete a 3.5-1 forward split.

The above description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, which is attached here to as Exhibit 2.1 to this Current Report on Form 8-K.

Item 2.01 Completion of Acquisition or Disposition of Assets

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

As described in Item 1.01 above, effective August 22, 2016, the Company entered into the Agreement which resulted in Zoompass becoming the Company's wholly owned subsidiary.

Zoompass is a carrier-class transaction platform from run sa program services business that enables and manages prepaid, check replacement, remittance, retail branded ePayments as well as Incentive card programs. Its partners include Visa and a Canadian bank its customers include businesses and governments for which Zoompass runs a wide range of open loop prepaid programs, including gift cards, incentive cards, check replacement cards and online virtual card account programs. Our government social assistance card programs are engineered to replace monthly check issuance as well as open loop transit system cards. In addition, Zoompass turnkeys program management services including program concept, card design, card submission and approval, client portal design and development, administration management, reporting and customer service support. We can be found at our web site:   www.zoompass.com which we are in the process of updating.

The Company's new management Team consists of:

Rob Lee:	Director and Chief Executive Officer
Steve Roberts:	Director, President
Brian Morales:	Chief Financial Officer
Ted Yew:	Director and Secretary
Jon Tondeur:	Director

Rob Lee, Director and Chief Executive Officer:  Since 2014, Mr. Lee has served as the Chief Executive Officer and Director of a private financial technology company.  He has previously served as the President and CEO of various companies including Versatech Group Inc., a company listed on the NASDAQ and Toronto Stock Exchange up until the late 1990's.  Since that time Mr. Lee has focussed on the financing and restructuring of various private entities in a wide variety of industries including manufacturing, construction, mining and retail. \

Steve Roberts, Director and President:  Mr. Roberts most recently served as Vice President, Mobility for Ingram Micro Canada, leading a team focussed on building and growing Ingram Micro's Canadian mobility market share and partnerships. He was responsible for overseeing and executing on Ingram Micro's overall strategic business plan for mobility in Canada, identifying and creating new greenfield growth opportunities, and securing and maintaining a leadership position for Ingram Micro in the Canadian mobility marketplace.  With almost 30 years of experience in the telecommunications industry, Mr. Roberts has previously held senior positions with Fortune 500 companies Bell Mobility and Rogers Communications, where he served as the company's regional president in Ontario. In 2009, he was appointed to the CEO's Round Table at Rogers Communications, becoming part of a team of 40 top executives who helped develop strategy and direction for the telecom giant. Before joining Ingram Micro in 2014, Mr. Roberts held positions as President, Global Operations for Polar Wireless, a new telecom company developing state-of-the-art technology to eliminate roaming fees for international travelers, and as CEO, Global Operations for U.S.-based Forum Telecom.  Roberts graduated from the University of Guelph with a double major in business management and economics, and completed the Ivey Executive Program.

Jon Tondeur, Director:  Mr. Tondeur graduated from the School of Engineering at the University of Guelph in 1985. Until recently, Mr. Tondeur was a senior partner with Stevenson & Hunt Insurance, and was a driving force in growing the firm into one of Canada's largest insurance brokerages. Mr. Tondeur's clientele and area of expertise is primarily in the construction sector, whereby he manages the bonding and insurance requirements for some of the largest contracting firms in Canada. His business intelligence is currently focused on industry diversification and investment.   Mr. Tondeur currently serves as a director of Rockex Mining Corporation.

Brian Morales, Chief Financial Officer:  Mr. Morales is a CPA, CA and has most recently served as Chief Financial Officer and Corporate secretary of several publicly listed mining exploration development companies from 2010 to 2016, including companies which are or were listed on the TSX Venture Exchange, the Toronto Stock Exchange, the OTCQX and the AIM.  Mr. Morales previously held a finance position with Kinross Gold Corporation from 2008 to 2010 and was employed in equity research with Credit Suisse Securities (Canada) Inc., covering the precious metals sector, from 2007 to 2008.  Mr. Morales obtained his CA in 2004 and graduated with a BBA from the Schulich School of Business at York University in 2001.

Edward (Ted) Yew, Director and Secretary:  Mr. Yew began his finance career at Credit Suisse Securities as an Equity Analyst and complemented his capital markets experience at three other boutique investment banking firms at various roles including Investment Banking, Compliance, and as a Fund Manager.  Most recently, he has served as the CEO of a public mining company trading on the TSX and Frankfurt Stock Exchange.   Mr. Yew earned an Electrical Engineering Degree from The University of Western Ontario and an MBA from Joseph L. Rotman, University of Toronto.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Pursuant to the terms of the Agreement, the Company shall issue 8,050,784 shares of its restricted common stock in exchange for all the issued and outstanding shares of Zoompass.

These securities were not registered under the Securities Act of 1933, as amended (the "Securities Act"), but qualified for exemption under Section 4(2) of the Securities Act. The securities were exempt from registration under Section 4(2) of the Securities Act because the issuance of such securities by the Company did not involve a "public offering," as defined in Section 4(2) of the Securities Act, due to the insubstantial number of persons involved in the transaction, size of the offering, manner of the offering and number of securities offered. The Company did not undertake an offering in which it sold a high number of securities to a high number of investors. In addition, these shareholders had the necessary investment intent as required by Section 4(2) of the Securities Act since they agreed to, and received, share certificates bearing a legend stating that such securities are restricted pursuant to Rule 144 of the Securities Act. This restriction ensures that these securities would not be immediately redistributed into the market and therefore not be part of a "public offering." Based on an analysis of the above factors, we have met the requirements to qualify for exemption under Section 4(2) of the Securities Act.

Item 5.01 Changes in Control of Registrant

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

As more fully described in Item 1.01 above, the Company shall issue 8,050,784 shares of the Company's common stock to the Zoompass Shareholders in exchange all the issued and outstanding shares of the capital stock of Zoompass. As a result of the exchange, the Zoompass Shareholders will own 75 % of the issued and outstanding Shares of the Company's common stock.

In connection with the Closing of the Agreement, and as explained more fully in Item 5.02 below, the following were appointed as Officers and Directors of the Company:

Rob Lee	CEO, Director
Steve Roberts	President, Director
Brian Morales	CFO
Ted Yew	Secretary, Director
Jon Tondeur	Direcor

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective on the Closing Date, Mr. Iuldashkhan Umurzakov was not re-elected as an officer and director of the Company. His failure to be re-elected was not the result of a disagreement with the Company on any matter relating to the Company's operations, policies or practices.

Appointment of Executive Officer and Directors

Effective on the Closing Date, the following were appointed as Officers and Directors of the Company:

Rob Lee was appointed Chief Executive Officer and a Director, Steve Roberts as President,

Mr. Rob Lee	CEO, Director
Mr. Steve Roberts	President, Director
Mr. Brian Morales	CFO
Mr. Ted Yew	Secretary, Director
Mr. Jon Tondeur	Director

A discussion of the new officers' relevant business experience is set forth in Item 2.01 above, and incorporated by reference herein.

Family Relationships

None of the officers and directors have a family relationship with any of the other current officers or directors of the Company.

Related Party Transactions

There are no related party transactions reportable under Item 5.02 of Form 8-K and Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UVIC, Inc.
(Registrant)

By:	/s/Rob Lee
Rob Lee, Chief Executive Officer

Dated: September 6, 2016